                                                                   EXHIBIT 10.23





                                 GENRAD,  INC.

                      Non-Statutory Stock Option Agreement
                      ------------------------------------

       1. GRANT OF OPTION. GenRad, Inc., a Massachusetts corporation (the "Company"), hereby grants to James F. Lyons
   (the "Optionee") an option, pursuant to the Company's 1991 Equity Incentive Plan (the "Plan"), to purchase an aggregate of 500,000 shares of Common Stock ("Common Stock") of the Company at a price of $3.50 per share, purchasable as set forth in and subject to the
   terms and conditions of this option and the Plan.   Except where
   the context otherwise requires, the term "Company" shall include the parent and all present and future subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended or replaced from time to time (the "Code").

        2. NON-STATUTORY STOCK OPTION. This option is not intended to qualify as an incentive stock option within the meaning of
   Section 422 of the Code.

        3.    EXERCISE OF OPTION AND PROVISIONS FOR TERMINATION.

              (a)  Vesting Schedule.
                   ----------------

                   (i)   Except as otherwise provided in this
   Agreement, this option may be exercised prior to the tenth anniversary of the date of grant (the "Expiration Date") in installments as to not more than the number of shares set forth in the table below during the respective installment periods set forth in the table below.
                                                                           Number of
                                                                      Shares as to which
               Exercise Period                                        Option is Exercisable
               ---------------                                        ---------------------

        Prior to the first day on which the
        Average Closing Price (as such term
        is defined below)  for the Company's
        Common Stock equals or exceeds                                          -0-
        $5.00 per share

        On or after the first day on which
        the Average Closing Price
        for the Company's Common Stock
        equals or exceeds $5.00 per share
        but prior to the first day on
        which the Average Closing
        Price for the Company's Common
        Stock equals or exceeds $6.67                                          125,000
        per share


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
         On or after the first day on which
         the Average Closing Price for the
         Company's Common Stock equals or
         exceeds $6.67 per share but prior
         to the first day on which the
         Average Closing Price for the
         Company's Common Stock equals or              125,000
         exceeds $8.33 per share

         On or after the first day on which
         the Average Closing Price for the
         Company's Common Stock equals or
         exceeds $8.33 per share but prior
         to the first day on which the
         Average Closing Price for the
         Company's Common Stock equals or              125,000
         exceeds $10.00 per share

         On or after the first day on which
         the Average Closing Price for the
         Company's Common Stock equals or              125,000
         exceeds $10.00 per share

                      (ii) The right of exercise shall be cumulative so that if the option is not exercised to the maximum extent permissible during any exercise period, it shall be exercisable, in whole or in part, with respect to all shares not so purchased at any time prior to the Expiration Date or the earlier termination of this option. This option may not be exercised at any time on or after the Expiration Date, except as otherwise provided in Section 3(e) below.

                      (iii) Notwithstanding the provisions of
    Section 3(a)(i) above, this option may be exercised with respect to all 500,000 shares of Common Stock covered by this Agreement, to the extent such shares have not been previously purchased pursuant to the terms hereof, from and after the eighth anniversary of the date of grant and prior to the Expiration Date or the earlier termination of this option.

                      (iv) For purposes of this Agreement, "Average Closing Price" means, as of a particular date, the average of the closing bid and asked prices for the Common Stock in the over-the-counter market as reported by NASDAQ, or, if the Common Stock is then listed on the national market system or a national securities exchange, of the closing price of the Common Stock on such system or exchange, as published in THE WALL STREET JOURNAL, for a period of 20 consecutive trading days prior to such date.

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        (b)  EXERCISE PROCEDURE.  Subject to the conditions set forth in this
    Agreement, this option shall be exercised by the Optionee's delivery of written notice of exercise to the Secretary or Director of Compensation and Benefits of the Company, specifying the number of shares to be purchased and the purchase price to be paid therefor and accompanied by payment in
    full in accordance with Section 4.   Such exercise shall be effective upon
    receipt by the Secretary or Director of Compensation and Benefits of the Company of such written notice together with the required payment. The Optionee may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares.

        (c) CONTINUOUS RELATIONSHIP WITH THE COMPANY REQUIRED. Except as otherwise provided in this Section 3, this option may not be exercised unless the Optionee, at the time he exercises this option, is, and has been at all times since the date of grant of this option, an employee, officer or director of, or consultant or advisor to, the Company (an "Eligible Optionee").

        (d) TERMINATION OF RELATIONSHIP WITH THE COMPANY. If the Optionee ceases to be an Eligible Optionee for any reason, then, except as provided in paragraphs (e), (f) and (g) below, the right to exercise this option shall terminate three months after such cessation (but in no event after the Expiration Date), PROVIDED THAT this option shall be exercisable only to the extent that the Optionee was entitled to exercise this option on the date of such cessation.

        (e) EXERCISE PERIOD UPON DEATH OR DISABILITY. If the Optionee dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Expiration Date while he is an Eligible Optionee, or if the Optionee dies within three months after the Optionee ceases to be an Eligible Optionee (other than as the result of a termination of such relationship by the Company for "cause" as specified in paragraph (f) below), this option shall be exercisable, within the period of six months following the date of death or disability of the Optionee (whether or not such exercise occurs before the Expiration Date), by the Optionee or by the person to whom this option is transferred by will or the laws of descent and distribution, PROVIDED THAT this option shall be exercisable only to the extent that this option was exercisable by the Optionee on the date of his death or disability. Except as otherwise indicated by the context, the term "Optionee", as used in this option, shall be deemed to include the estate of the Optionee or any person who acquires the right to exercise this option by bequest or inheritance or otherwise by reason of the death of the Optionee.

            (f)   DISCHARGE FOR CAUSE.   If the Optionee, prior to the
    Expiration Date, ceases his relationship with the Company because such relationship is terminated by the Company for "cause" (as defined below), the right to exercise this option shall terminate
    immediately upon such cessation.   For purposes of this Agreement,
    "cause" shall exist only if the Optionee (i) engages in fraud in the performance of his duties for the Company, or (ii) is convicted of or pleads guilty or no contest to any felony involving moral turpitude.

            (g)  VOLUNTARY TERMINATION WITH BOARD APPROVAL.   If the
    Optionee ceases to be an Eligible Optionee as a result of his voluntary election to terminate his employment, the Board of Directors of the Company (the "Board of Directors") approves of such voluntary termination (whether or not such approval is required), and the Board of Directors determines, in its sole discretion, that a satisfactory successor management team is then in place, then the right to exercise this option shall continue until the Expiration Date.

       4.   PAYMENT OF PURCHASE PRICE.

            (a)  METHOD OF PAYMENT.   Payment of the purchase price
   for shares purchased upon exercise of this option shall be made
   (i) by delivery to the Company of cash or a check to the order of the Company in an amount equal to the purchase price of such shares, (ii) by delivery to the Company of shares of Common Stock of the Company then owned by the Optionee having a fair market value equal in amount to the purchase price of such shares,
   (iii) by any other means which the Board of Directors determines are consistent with the purpose of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Rule 16b-3 under the Securities Exchange Act of 1934 and Regulation T promulgated by the Federal Reserve Board), or
   (iv) by any combination of such methods of payment.

            (b)   VALUATION OF SHARES OR OTHER NON-CASH CONSIDERATION
   TENDERED IN PAYMENT OF PURCHASE PRICE.   For the purposes hereof,
   the fair market value of any share of the Company's Common Stock or other non-cash consideration which may be delivered to the Company in exercise of this option shall be determined in good faith by the Board of Directors.

            (c)   DELIVERY OF SHARES TENDERED IN PAYMENT OF PURCHASE
   PRICE.   If the Optionee exercises this option by delivery of
   shares of Common Stock of the Company, the certificate or certificates representing the shares of Common Stock of the Company to be delivered shall be duly executed in blank by the Optionee or shall be accompanied by a stock power duly executed in blank suitable for purposes of transferring such shares to the Company. Fractional shares of Common Stock of the Company will not be accepted in payment of the purchase price of shares acquired upon exercise of this option.

               (d)  RESTRICTIONS ON USE OF OPTION STOCK.
    Notwithstanding the foregoing, no shares of Common Stock of the Company may be tendered in payment of the purchase price of shares purchased upon exercise of this option if the shares to be so tendered were acquired within twelve (12) months before the date of such tender, through the exercise of an option granted under the Plan or any other stock option or restricted stock plan of the Company.

        5.   DELIVERY OF SHARES; COMPLIANCE WITH SECURITIES LAWS,
             ETC.

               (a)  GENERAL.   The Company shall, upon payment of the
    option price for the number of shares purchased and paid for, make prompt delivery of such shares to the Optionee, provided that if any law or regulation requires the Company to take any action with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to complete such action.

               (b) LISTING, QUALIFICATION, ETC. This option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject hereto upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares hereunder, this option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, disclosure or satisfaction of such other condition shall have been effected or obtained on terms acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for, effect or obtain such listing, registration, qualification or disclosure, or to satisfy such other condition.

        6. NONTRANSFERABILITY OF OPTION. This option is personal and no rights granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process, except that this option may be transferred (i) by will or the laws of descent and distribution or
   (ii) pursuant to a qualified domestic relations order as defined in Section 414(p) of the Code. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon this option or such rights, this option and such rights shall, at the election of the Company, become null and void.

        7. NO SPECIAL EMPLOYMENT OR SIMILAR RIGHTS. Nothing contained in the Plan or this option shall be construed or deemed by any person under any circumstances to bind the Company to continue the employment or other relationship of the Optionee with the Company for the period within which this option may be exercised.

       8. RIGHTS AS A SHAREHOLDER. The Optionee shall have no rights as a shareholder with respect to any shares which may be purchased by exercise of this option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) unless and until a certificate representing such shares is duly issued and delivered to the Optionee. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

      9.   ADJUSTMENT PROVISIONS.

             (a)  GENERAL.   If, through or as a result of any merger,
  consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or
  (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities,
  (A) the Optionee shall, with respect to this option or any unexercised portion hereof, be entitled to the rights and benefits, and be subject to the limitations, set forth in
  Section 16(a) of the Plan, and (B) the criteria for the vesting schedule set forth in Section 3(a)(i) of this Agreement shall be adjusted accordingly.

             (b)   BOARD AUTHORITY TO MAKE ADJUSTMENTS.   Any
  adjustments under this Section 9 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and
  conclusive.   No fractional shares will be issued pursuant to this
  option on account of any such adjustments.

       10. MERGERS, CONSOLIDATION, DISTRIBUTIONS, LIQUIDATIONS ETC. In the event of a merger or consolidation or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity, or in the event of a liquidation of the Company, prior to the Expiration Date or termination of this option, the Optionee shall, with respect to this option or any unexercised portion hereof, be entitled to the rights and benefits, and be subject to the limitations, set forth in Section 17(a) of the Plan.

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        11.  WITHHOLDING TAXES.  The Company's obligation to deliver shares upon the exercise of this option shall be subject to the Optionee's satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

        12.  CHANGE IN CONTROL.   Section 18 of the Plan shall be
   applicable to this option.

        13.  MISCELLANEOUS.

               (a) Except as provided herein, this option may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Optionee.

               (b) All notices under this option shall be mailed or delivered by hand to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to one another.

               (c) This option shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

    Date of Grant:                     GENRAD, INC.

    July  7,  1993

                                       By: /s/ JAMES H. WRIGHT
                                           ------------------------------
                                       Title: Director


                                       Address:   300 Baker Avenue
                                                  Concord, MA  01742

                            OPTIONEE'S  ACCEPTANCE

        The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's 1991 Equity Incentive Plan.


                                       OPTIONEE

                                       /s/ JAMES F. LYONS
                                       ---------------------------------
                                       James F. Lyons

                                       ADDRESS:   8 Pinnacle Mtn. Road
                                                  Simsbury, CT  06070

                                     -7-